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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JUNE 28, 2001


                           MFN FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                          ___________________________



          DELAWARE                       1-10176                 36-3627010
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


           100 FIELD DRIVE                                         60045
        LAKE FOREST, ILLINOIS                                    (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (847) 295-8600


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     See attached press release issued by MFN Financial Corporation on June 28, 2001. The information set forth in the attached press release is incorporated herein by reference and constitutes a part of this report.

ITEM 7(c).  EXHIBITS.
            --------

     Exhibit 99.1   Press release dated June 28, 2001.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 6, 2001                   MFN Financial Corporation



                                      By:  /s/ Jeffrey B. Weeden
                                           -------------------------------------
                                      Its: President and Chief Executive Officer

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                                INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION
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99.1            Press Release dated June 28, 2001.

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